Supplement dated August 20, 2007
to the Prospectuses dated December 21, 2006
of

BLACKROCK SENIOR FLOATING RATE FUND, INC.
BLACKROCK SENIOR FLOATING RATE FUND II, INC.

Conversion and Name Change of Master Senior Floating Rate Trust

Master Senior Floating Rate Trust, the master fund in which each of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. (each a “Fund”) invests all of its assets in a master/feeder structure, converted from a Delaware statutory trust to a Delaware limited liability company on June 15, 2007. The conversion had no effect on the Fund’s investments, performance or expenses. In connection with the conversion, Master Senior Floating Rate Trust changed its name to Master Senior Floating Rate LLC (the “Master LLC”).

Credit Default Swap Agreements

The Master LLC may enter into credit default swap agreements, a type of derivative, for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Master LLC. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Master LLC may be either the buyer or seller in the transaction. If the Master LLC is a buyer and no credit event occurs, the Master LLC may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Master LLC generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Master LLC would effectively add leverage to its portfolio because the Master LLC would be subject to investment exposure on the notional amount of the swap.

Credit default swaps involve greater risks than if the Master LLC had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Master LLC will enter into credit default swap agreements only with counterparties that are rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Master LLC’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Master LLC). In connection with each such transaction, the Master LLC will at all times segregate liquid securities or cash with a value at least equal to the Master LLC’s exposure (any accrued but unpaid net amounts owed by the Master LLC to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Master LLC has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Master LLC’s portfolio. Such segregation will not limit the Master LLC’s exposure to loss.

Code # SRFI&II-PR-SUP-0807

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